CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-KSB for fiscal year ended July 31, 2004 of Magnus International Resources Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Graham Taylor, President, CEO, Chief Financial Officer, Secretary, Treasurer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November __, 2004                             /s/ Graham Taylor
                                                --------------------------------

                                                Graham Taylor, President, CEO,
                                                Chief Financial Officer and a
                                                Director (Principal Executive
                                                Officer and Principal
                                                Financial Officer)